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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)                   June 8, 2000



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

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
             NEVADA                               000-24971                          95-4067606
  (State or other jurisdiction                   (Commission                        (IRS Employer
        of incorporation)                       File Number)                     Identification No.)
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                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
         (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

         On June 8, 2000, Contango Oil & Gas Company (the "Company") sold in a private placement 2,500,000 shares of common stock at $1.00 per share to the Southern Ute Indian Tribe doing business as the Southern Ute Indian Tribe Growth Fund for net proceeds of $2,500,000. Additionally, the Company granted to the Southern Ute Indian Tribe Growth Fund a 90-day option to purchase an additional 2,500,000 shares of common stock for $2,500,000. As a result of the transaction, the Southern Ute Indian Tribe Growth Fund owns approximately 12.5% of the Company's outstanding common stock. As part of the Securities Purchase Agreement, the Company's Board of Directors appointed Robert J. Zahradnik, Director of Operations - Growth Fund, as a Director of the Company, and the Company has agreed that until the earlier of five years or such time as the Southern Ute Indian Tribe Growth Fund holds less than 5% of the Company's outstanding stock, the Company will use its best efforts to cause one of its directors to be an individual selected by Southern Ute Indian Tribe Growth Fund in its discretion. The issuance of the securities to the Southern Ute Indian Tribe Growth Fund was exempt from registration under Section 4(2) of the Securities Act, as it did not involve a public offering of securities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

         The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.                          Description of Document

     10.1 Securities Purchase Agreement by and between Contango Oil & Gas Company and the Southern Ute Indian Tribe doing business as the Southern Ute Indian Tribe Growth Fund dated June 8, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONTANGO OIL & GAS COMPANY



Date:  June 14, 2000                 By: /s/ KENNETH R. PEAK
                                         -------------------------------------
                                         Kenneth R. Peak
                                         President and Chief Executive Officer


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EXHIBIT INDEX

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Exhibit No.                          Description of Document
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     10.1         Securities Purchase Agreement by and between Contango Oil &
                  Gas Company and the Southern Ute Indian Tribe doing business as the Southern Ute Indian Tribe Growth Fund dated June 8, 2000.
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